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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Sigma Designs, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sigma Designs, Inc.
1778 McCarthy Blvd.
Milpitas, California 95035
(408) 262-9003

May 29, 2008

Dear Shareholders:

        You are cordially invited to attend the Annual Meeting of Shareholders of Sigma Designs, Inc. that will be held on July 10, 2008, at 3:00 p.m., Pacific Daylight Time, at the Company's principal executive offices at 1778 McCarthy Blvd., Milpitas, California 95035.

        The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

        After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope or submit the proxy via telephone or the Internet, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SUBMIT THE PROXY BY MAIL, TELEPHONE OR INTERNET OR ATTEND THE ANNUAL MEETING IN PERSON.

        A copy of the Company's 2008 Annual Report to Shareholders is also enclosed.

        The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,
/s/ THINH Q. TRAN
Thinh Q. Tran President and Chief Executive Officer

SIGMA DESIGNS, INC.

Notice of Annual Meeting of Shareholders
to be held July 10, 2008

To the Shareholders of Sigma Designs, Inc.:

        The Annual Meeting of Shareholders of Sigma Designs, Inc., a California corporation (the "Company"), will be held at the Company's principal executive offices at 1778 McCarthy Blvd., Milpitas, California 95035, on July 10, 2008, at 3:00 p.m., Pacific Daylight Time, for the following purposes:

  1.
  To elect four directors;

  2.
  To ratify the appointment of Armanino McKenna LLP as the Company's independent registered public accounting firm for fiscal year 2009; and

  3.
  To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

        Shareholders of record as of the close of business on May 23, 2008 are entitled to notice of and to vote at the Annual Meeting and any postponement(s) or adjournment(s) thereof.

        It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. Please review the instructions on page 4 of the attached Proxy Statement regarding your voting options.

By Order of the Board of Directors
/s/ THOMAS E. GAY III
Thomas E. Gay III Secretary

May 29, 2008

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on July 10, 2008

        The Proxy Statement, along with the proxy card, and 2008 Annual Report to Shareholders are available on the website at http://bnymellon.mobular.net/bnymellon/SIGM.

Sigma Designs, Inc.
1778 McCarthy Blvd.
Milpitas, California 95035
(408) 262-9003

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This Proxy Statement is being furnished to holders of common stock, no par value per share (the "Common Stock") of Sigma Designs, Inc., a California corporation ("Sigma" or the "Company") in connection with the solicitation of proxies by the Board of Directors for use at Sigma's Annual Meeting of Shareholders (the "Annual Meeting") to be held on July 10, 2008 at 3:00 p.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Sigma at 1778 McCarthy Blvd., Milpitas, California 95035. Sigma's telephone number at that location is (408) 262-9003.

        These proxy solicitation materials, which include this proxy statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy card, are being mailed on or about May 29, 2008 to all shareholders entitled to vote at the Annual Meeting, together with the Company's 2008 Annual Report to Shareholders. The Company's 2008 Annual Report to Shareholders contains a copy of the Company's 2008 Annual Report on Form 10-K, which contains financial statements and financial statement schedules required to be filed for the fiscal year ended February 2, 2008. Sigma will provide copies of exhibits to the Annual Report on Form 10-K at no charge to any requesting shareholder upon the request of the shareholder made in writing to Sigma at the following address: Investor Relations, Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035. This request must include a representation by the shareholder that as of May 23, 2008, the shareholder was entitled to vote at the Annual Meeting.

Record Date and Share Ownership

        Shareholders of record at the close of business on May 23, 2008 (which we will refer to as the "Record Date" throughout this Proxy Statement) are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. As of the Record Date, 30,411,645 shares of Common Stock were issued and outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by (1) delivering a written notice of revocation or a duly executed proxy bearing a later date to the Secretary of Sigma or (2) by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy should be delivered to Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035, Attention: Secretary, or hand-delivered to the Secretary of Sigma at or before the taking of the vote at the Annual Meeting.

Voting and Solicitation

        Each shareholder entitled to vote at the Annual Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting. Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. However, no shareholder shall be entitled to cumulate votes for a particular candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

        Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of Sigma's director nominees; and (ii) FOR ratification of the appointment of Armanino McKenna LLP as independent registered public accounting firm for the fiscal year ending January 31, 2009. No business other than the items set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the proxy holder will vote such shares as they may determine in their discretion.

        Expenses for the solicitation of proxies will be borne by Sigma. Sigma may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of Sigma's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or email. Sigma may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Sigma's costs for such services, if retained, will not be material.

Quorum; Abstentions; Broker Non-Votes

        A majority of the shares of Common Stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

        An affirmative majority of votes cast either for or against is required for the election of directors.

        Abstentions and broker non-votes will not affect the outcome of the election of directors. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        Approval of Proposal No. 2 requires a vote that satisfies two criteria: (i) the affirmative vote must constitute a majority of the voting power present or represented by proxy and voting at the Annual Meeting and (ii) the affirmative vote must constitute a majority of the voting power required to constitute the quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast for or against the proposal. However, abstentions and broker non-votes may affect the outcome under clause (ii) because abstentions and broker non-votes are counted for purposes of determining the quorum.

        The ratification of the appointment of the independent registered public accounting firm for the 2009 fiscal year is a matter on which a broker or other nominee is generally empowered to vote. Accordingly, no broker non-votes are expected to exist in connection with Proposal No. 2.

Shareholder Information

        If you share an address with another shareholder, you may receive only one set of proxy materials (including our Annual Report on Form 10-K and proxy statement) unless you have previously provided contrary instructions. If you wish to receive a separate set of proxy materials, please request the additional copies by contacting us at Sigma Designs, Inc., 1778 McCarthy, Milpitas, California 95035, Attention: Investor Relations, or by contacting our Investor Relations Department at (646) 259-2999. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may contact us at the address or telephone number above to request that only a single copy of these materials be delivered to your address in the future.

IMPORTANT

        PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE, SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Sigma at 1778 McCarthy Blvd., Milpitas, California 95035 on July 10, 2008, at 3:00 p.m.

  This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign, and return the enclosed proxy card in accordance with the instructions contained on the proxy card. If you hold shares of record as a registered shareholder, you can simplify your voting process and save Sigma expense by voting your shares by telephone at 1-866-540-5760 or on the Internet at http://www.proxyvoting.com/sigm twenty-four hours a day, seven days a week. Telephone and Internet voting are available through 11:59 p.m. Eastern Time the day prior to the Annual Meeting. More information regarding telephone and Internet voting is given on the proxy card. If you hold shares through a bank or brokerage firm, the bank or brokerage firm will provide you with separate instructions on a form you will receive from them. Many such firms make telephone or Internet voting available, but the specific processes available will depend on those firms' individual arrangements.

Q:
How many votes do I have?

A:
You have one vote for each share of Common Stock that you owned on the record date. In certain circumstances, you may have the right to cumulate your vote. For more information see the section entitled "Voting and Solicitation". The enclosed proxy card indicates the number of shares.

Q:
What are the Board of Directors' recommendations?

A:
Our Board of Directors recommends that you vote:

•
"FOR" election of each of the nominated directors; and

•
"FOR" ratification of the appointment of the independent registered public accounting firm for fiscal 2009

Q:
May I revoke my proxy?

A:
Yes. You may change your mind after you submit your proxy by following the procedures below. To revoke your proxy:

•
deliver a written notice of revocation or a duly executed proxy bearing a later date to our Secretary; or

•
attend the Annual Meeting and vote in person.

  If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Q:
How do I vote in person?

A:
If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on May 23, 2008, the record date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Q:
What is the quorum requirement for the meeting?

A:
The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to vote on the record date. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. However, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Q:
How are proxies solicited?

A:
Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of Common Stock.

Q:
Who should I call if I have any questions?

A:
If you have any questions about the Annual Meeting, voting or your ownership of our Common Stock, please call us at (646) 259-2999 or send an e-mail to ir@sdesigns.com.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees

        The Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, proposes the election of four directors of the Company to serve until the next annual meeting of shareholders or thereafter until their successors are duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of whom are presently directors of Sigma. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. The number of authorized directors is currently fixed at four.

        Names of the nominees, and certain biographical information as of May 29, 2008 are set forth below:

Name	Age	Position(s) with the Company
Thinh Q. Tran	54	President, Chief Executive Officer and Director
William J. Almon (1)(2)(3)	75	Director
Julien Nguyen (1)(2)(3)	51	Director
Lung C. Tsai (1)(2)(3)	60	Director

(1)
Member of the Audit Committee.
(2)
Member of the Compensation Committee.
(3)
Member of the Nominating and Corporate Governance Committee.

        Mr. Tran, one of our founders, has served as our President and Chief Executive Officer and as Chairman of our Board of Directors since February 1982. Prior to joining us, Mr. Tran was employed by Amdahl Corporation and Trilogy Systems Corporation, both of which were involved in the IBM-compatible mainframe computer market.

        Mr. Almon has served as one of our directors since April 1994. Mr. Almon served as the President, Chief Executive Officer and Chairman of the Board of Grandis, Inc., a solid-state memory company, from May 2002 until his resignation on June 2, 2006. Prior to that, Mr. Almon was Managing Director of Netfish Technology from 1999 to May 2001 when it was acquired by Iona Technologies PLC. He was Chairman of the Board of Internet Image, an internet software company, from January 1999 to December 1999, when it merged with Intraware, Inc. in October 1999. In May 1994, Mr. Almon founded and served as Chairman of the Board and Chief Executive Officer of StorMedia, Inc., a manufacturer of thin film disks. From December 1989 until February 1993, Mr. Almon served as President and Chief Operating Officer of Conner Peripherals, Inc., a manufacturer of computer disk drives and storage management devices.

        Mr. Nguyen has served as one of our directors since May 2000. Since March 2005, Mr. Nguyen has served as the Managing Partner of Concept Ventures, an early stage venture capital fund. In May 2001, Mr. Nguyen founded Applied Materials Ventures, a corporate venture fund, and served as its Managing Partner until March 2005. In January 1999, Mr. Nguyen co-founded Ezlogin, a developer of personalization infrastructure tools for internet sites and wireless carriers and served as its Chairman from January 1999 to June 2000. From June 1996 to September 1998, Mr. Nguyen founded Novita Communications and served as its Chief Executive Officer. Novita, a Java-based communications software company, was acquired by PlanetWeb in 1998. From February 1995 to October 1996, Mr. Nguyen served as our Co-Chairman and Chief Technical Officer. From August 1993 until January 1995, he served as our Vice President, Engineering and Chief Technical Officer. From May 1992 until

October 1993, Mr. Nguyen was President and Chief Executive of E-Motions, which was acquired by Sigma in 1993. Prior to founding E-Motions, Mr. Nguyen worked at Radius Inc. as Director of Product Development.

        Mr. Tsai has served as one of our directors since June 2003. He is one of the co-founders of MechanicNet Group, Inc., a software company serving the automotive aftermarket industry, and served as its Chairman and Chief Executive Officer since 1999. Prior to MechanicNet Group, Inc., Mr. Tsai co-founded Internet Image, a Java solutions company for online software deployment and served as its Chief Executive Officer from 1993 until its acquisition by Intraware, Inc. in 1999. Previously, Mr. Tsai co-founded and served as Vice President of Operations and Vice President of Sales & Marketing for Destiny Technology Corp., a laser printer controller firmware development company from 1987 to 1993. Prior to Destiny Technology Corp, Mr. Tsai served as Vice President of System Development for Mellon Bank and Bank of America.

        There are no family relationships among any of our directors and executive officers.

Vote Required

        The four nominees for director receiving the highest number of affirmative votes will be elected as directors. Unless marked to the contrary, proxies received will be voted "FOR" the nominees.

        The Board of Directors recommends a vote FOR the election of the nominees set forth above as directors of Sigma.

Corporate Governance

Director Independence

        The Board of Directors has determined that each of Messrs. Almon, Nguyen and Tsai is an "independent director" within the meaning of Rule 4200(a)(15) of The NASDAQ Stock Market.

Board Meetings

        The Board of Directors held eleven meetings during fiscal 2008 and took action by unanimous written consent on one occasion. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and of the committees on which such director served during fiscal 2008.

Committees of the Board of Directors

        The Board of Directors has appointed a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. The Board has determined that each director who serves on these committees is "independent," as that term is defined by applicable listing standards of The NASDAQ Stock Market and Securities and Exchange Commission rules. The Board has approved a charter for each of these committees that can be found on our website at http://www.sigmadesigns.com under the "Investors—Governance" heading. The following table summarizes the Company's committee membership:

Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
William J. Almon	William J. Almon	William J. Almon
Julien Nguyen	Julien Nguyen	Julien Nguyen
Lung C. Tsai	Lung C. Tsai	Lung C. Tsai

  Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Messrs. Almon, Nguyen and Tsai. We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002, The NASDAQ Stock Market and Securities and Exchange Commission rules and regulations. The Nominating and Corporate Governance Committee is responsible for overseeing matters of corporate governance and for the development of general criteria regarding the qualifications and selection of members of the Board of Directors and recommending candidates for election to the Board of Directors. The Nominating and Corporate Governance Committee will consider recommendations of candidates for the Board of Directors submitted by shareholders of the Company. For more information, see "Director Nominations" below.

  Audit Committee

        The Audit Committee currently consists of Messrs. Almon, Nguyen and Tsai, each of whom is a non-management member of our Board of Directors. Mr. Almon is our audit committee financial expert as currently defined under Securities and Exchange Commission rules. The Audit Committee's primary functions, among others, are to approve the selection, compensation, evaluation and replacement of, and oversee the work of, Sigma's independent registered public accounting firm, pre-approve all fees and terms of audit and non-audit engagement of such auditors, including the audit engagement letter, and review Sigma's accounting policies and its systems of internal accounting controls. We believe that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with the applicable requirements of, the

Sarbanes-Oxley Act of 2002, the current rules of The NASDAQ Stock Market and Securities and Exchange Commission rules and regulations. The Audit Committee held eleven meetings in fiscal 2008.

  Compensation Committee

        The current members of the Compensation Committee are Messrs. Almon, Nguyen and Tsai, each of whom is a non-management member of our Board of Directors. We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002, the current rules of The NASDAQ Stock Market and Securities and Exchange Commission rules and regulations. The Compensation Committee's primary functions, among others, are to review and make recommendations to the Board of Directors concerning Sigma's executive compensation policy, including establishing salaries, incentives and other forms of compensation for the Company's executive officers. The Compensation Committee held four meeting in fiscal 2008. Additional information concerning the Compensation Committee's processes and procedures for the consideration and determination of executive compensation is set forth under the heading "Compensation Discussion and Analysis" on page 12.

Fiscal 2008 Director Compensation

        The following chart shows the compensation paid to each non-employee director for their service in fiscal 2008:

Director	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total($)
William J. Almon	$20,000	$69,769	$89,770
Julien Nguyen	20,000	45,520	65,519
Lung C. Tsai	20,000	73,359	93,360

    (1)
    The amounts listed under "Fees Earned or Paid in Cash" is based on actual payments made to our non-employee directors, which consists of the standard board retainer fee of $20,000 per year.
    (2)
    Amounts in this column represent the compensation cost of stock option awards recognized during fiscal 2008 for the stock option awards granted. The stock option awards granted prior to fiscal 2007 have been accounted for using the intrinsic value measurement provisions of APB No. 25 and the stock option awards granted in fiscal 2007 have been calculated in accordance with SFAS No. 123R ("SFAS 123R") using the Black-Scholes option pricing model which utilizes certain assumptions outlined in the footnotes to the Company's financial statements included in the Company's Annual Report on Form 10-K for the year ended February 2, 2008.
    (3)
    The grant date fair value of each stock option award reflected in this column, computed in accordance with SFAS 123R, was as follows: Mr. Almon $289,944, Mr. Nguyen $255,367 and Mr. Tsai $284,316. The following number of option awards were held by each director and outstanding as of February 2, 2008: Mr. Almon 5,000 shares, Mr. Nguyen 21,875 shares and Mr. Tsai 25,000 shares.

Director Nominations

        The Nominating and Corporate Governance Committee is responsible for, among other things, determining the criteria for membership to the Board of Directors and recommending candidates for election to the Board of Directors. The Nominating and Corporate Governance Committee's criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board of Directors for selection, as director nominees, are as follows:

  •
  The Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board of Directors.

  •
  The Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of the Board of Directors as a whole and evaluates the performance of individual members of the Board of Directors eligible for re-election at the annual meeting of shareholders.

  •
  In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and considers (1) the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board of Directors, (2) such factors as issues of character, judgment, diversity, age, expertise, business experience, length of service, independence, other commitments and the like, and (3) such other factors as the Nominating and Corporate Governance Committee may consider appropriate.

  •
  While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for Director candidates, the Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the digital media processing industry and the Company's business in particular, (4) have qualifications that will increase overall Board of Directors effectiveness and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

  •
  With regard to candidates who are properly recommended by shareholders or by other means, the Nominating and Corporate Governance Committee will review the qualifications of any such candidate, which review may, in the Nominating and Corporate Governance Committee's discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Nominating and Corporate Governance Committee deems necessary or proper.

  •
  In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

  •
  The Nominating and Corporate Governance Committee will apply these same principles when evaluating Board of Directors candidates who may be elected initially by the full Board of Directors to fill vacancies or add additional directors prior to the annual meeting of shareholders at which directors are elected.

  •
  After completing its review and evaluation of director candidates, the Nominating and Corporate Governance Committee selects, or recommends to the full Board of Directors for selection, the director nominees.

        The Nominating and Corporate Governance Committee recommended all of the nominees for election included in this Proxy Statement. All of the nominees are current members of the Board of Directors standing for re-election as directors.

        It is the policy of the Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board of Directors from shareholders. A shareholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Secretary of the

Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the shareholder considers appropriate. In addition, the Company's Bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at the Company's Annual Meeting of Shareholders. In order to nominate a candidate for director, a shareholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the shareholder's notice not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the annual meeting from the prior year; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty days from the one-year anniversary of the date of the previous year's meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of 120 days in advance of such meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that section.

        Shareholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company's Bylaws and must be addressed to:

    Secretary
    Sigma Designs, Inc.
    1778 McCarthy Blvd
    Milpitas, California 95035

        You can obtain a copy of the full text of the Bylaw provision by writing to the Company's Secretary at the above address.

Communications with the Board of Directors

        If you wish to communicate with the Board of Directors, you may send your communication in writing to:

    Board of Directors
    Sigma Designs, Inc.
    1778 McCarthy Blvd
    Milpitas, California 95035

        You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. The communication will be directed to the Company's Chief Financial Officer, who will log the date of receipt of a communication as well as the identity of the correspondent in the Company's shareholder communications log. Our Chief Financial Officer will review and summarize the communication for the Board of Directors in a timely manner. The summary will be in the form of a memo, which will become part of the Company's shareholder communications log. All members of the Board of Directors have access to the shareholder communications log. Our Chief Financial Officer will then forward the original shareholder communication along with the memo to each director (or the lead committee member, if the communication is addressed to a committee) for review. If the communication is addressed to the Board of Directors, the Chairman of the Audit Committee will, on behalf of the Board of Directors, facilitate review of and, if appropriate, direct a response to the communication. If the communication is addressed to the members of one of our committees, the lead committee member will facilitate such review and appropriate response. Communications relating to accounting, internal controls or auditing matters will be handled in accordance with the Company's "Complaint Procedures for Accounting and Auditing Matters." The

Company will retain all shareholder communications, the shareholder communications log and all related documentation as required under applicable law.

Attendance at Annual Shareholder Meetings by the Board of Directors

        The Company has a policy of encouraging, but not requiring, directors to attend the Company's Annual Meeting of Shareholders. Messrs. Tran, Almon and Tsai attended the Company's 2007 Annual Meeting of Shareholders.

Code of Ethics

        The Company has adopted a Code of Business Ethics and Conduct, which is applicable to our directors, officers and employees. The Code of Business Ethics and Conduct is available on the Company's website at http://www.sigmadesigns.com—"Investors"—"Governance". The Company will disclose any amendment to the Code or waiver of a provision of the Code applicable to an officer or director, including the name of the officer to whom the waiver was granted, on the Company's website at http://www.sigmadesigns.com—"Investors"—"Governance".

Certain Relationships and Related Transactions

        It is the Company's policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in the Company's Code of Business Ethics and Conduct. The Company conducts a review of all related party transactions for potential conflict of interest situations on an ongoing basis. The Company's Audit Committee must approve any waiver of the Code of Ethics for Senior Executives, including related party transactions. All waivers to the Code of Business Ethics and Conduct must be approved by the Company's Board of Directors or a committee of the Board of Directors responsible for corporate governance.

        On April 10, 2006, we entered into a sublease agreement to rent approximately 2,500 square feet of a facility from Grandis, Inc., a start-up company founded by Mr. William J. Almon, a member of our Board of Directors. Mr. Almon resigned from Grandis effective June 2, 2006. This is a month-to-month operating lease with base rent of $4,000 plus proportionate share of operating costs commencing April 1, 2006. This sublease expired in September 2007.

        On February 16, 2006, we acquired Blue7, which was a privately-held California corporation. We purchased Blue7's shares for total consideration of approximately $11.9 million. Blue7 focuses on the development of advanced wireless technologies semiconductor products. In exchange for all of the outstanding capital stock of Blue7, we issued or reserved for issuance at the closing to holders of Blue7 capital stock other than us an aggregate of 815,007 shares of our Common Stock, of which 98,470 shares were held in escrow to satisfy any obligations of Blue7 to indemnify us against any claims against Blue7 for any breaches of its representations or warranties contained in or made pursuant to the merger agreement and certain other matters set forth in the merger agreement. These shares in escrow were subsequently released to the Blue7 shareholders otherwise entitled to receive them upon termination of the escrow period. The shares of our Common Stock were issued pursuant to an exemption under Section 3(a)(10) of the Securities Act of 1933, as amended. An aggregate of 231,137 shares of the 815,007 shares of our Common Stock issuable under the Merger Agreement are reserved for future issuance upon the exercise of options to purchase Common Stock, which options were assumed by us under the terms of the merger agreement. Prior to the acquisition, we held approximately 17% of the outstanding shares of Blue7 and provided loans totaling $900,000 to Blue7. In addition, our Board member, Mr. William J. Almon had invested $100,000 for a 2% ownership interest in Blue7 during fiscal year 2005.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Company Philosophy on Compensation

        The Compensation Committee of our Board of Directors is responsible for providing oversight and determining our executive compensation programs. To that end, our Compensation Committee reviews corporate performance relevant to the compensation of our executive officers and works with management to establish our executive compensation programs. The general philosophy of our executive compensation program is to attract and retain seasoned and talented executives and align compensation with our business performance. In addition, we strive to provide compensation that is competitive with the semiconductor companies with whom we compete for executive talent.

Establishing Compensation

        Our Compensation Committee typically reviews our executive officers' compensation on an annual basis. Our Compensation Committee determines the appropriate levels of compensation based primarily on:

  •
  competitive benchmarking consistent with our recruiting and retention goals;

  •
  internal consistency and fairness; and

  •
  other relevant considerations such as rewarding extraordinary performance.

To assist in the process of establishing executive compensation, our Compensation Committee reviews publicly available compensation information from a group of peer companies consisting of certain fabless semiconductor companies located in the Silicon Valley. These companies include Actel Corporation, Applied Micro Circuits Corporation, Cirrus Logic, Inc., IXYS Corporation, Silicon Image, Inc., Trident Microsystems, Inc. and Zoran Corporation. Our Compensation Committee determines compensation for our Chief Executive Officer. With respect to our other executive officers, our Compensation Committee reviews and approves compensation that is recommended by our Chief Executive Officer. In fiscal 2008, our Compensation Committee did not retain a compensation consultant to assist us with our executive compensation practices and policies, but our Compensation Committee may in the future retain such services.

Compensation Components

        Our executive compensation program generally consists of three primary components: base salary, cash incentive bonus and long-term equity incentive compensation. We view these three primary components of executive compensation as related, but we do not believe that compensation should be derived entirely from one component, or that significant compensation from one component should necessarily reduce compensation from other components. Our Compensation Committee has not adopted a formal or informal policy for allocating compensation between long-term and current compensation or between cash and non-cash compensation.

        Base Salary.    We believe base salaries offer a stable element to our compensation package, which provides executive officers a degree of financial certainty that they consider in deciding to join or remaining employed by us. We establish base salaries for our executives based on the scope of their responsibilities and experience, taking into account competitive market compensation paid by companies in our peer group commensurate for similar responsibilities and positions. In reviewing compensation of our peer companies, our Compensation Committee takes into account the annual revenues and market size of these companies and other relevant factors it deems appropriate. Our Compensation Committee attempts to establish compensation, particularly base salary, in the same comparable range that our revenues and market size fall when compared to these peer companies. Our

Compensation Committee believes that executive base salaries should be neither above nor below the range of base salaries for similar positions at comparable companies. However, in some cases, our executive compensation may fall outside of this range due to certain circumstances, such as a strong retention need or an extraordinary performance.

        Our Compensation Committee attempts to review base salaries annually, and adjusts base salaries from time to time to ensure that our compensation programs remain competitive with market levels. In early fiscal 2008, our Compensation Committee reviewed the base salary of our Chief Executive Officer and, after taking into account information from our peer companies and the significant increase in shareholder value during fiscal 2007, our Compensation Committee increased the annual base salary of our Chief Executive Officer to $420,000 effective as of the start of fiscal 2008. In May 2007, we hired a new Chief Financial Officer and agreed to pay him an annual base salary of $250,000. Effective July 1, 2007, our Vice President of Planning and Administration, Vice President, Engineering and Vice President, Strategic Marketing each received salary increases of approximately 8% as recommended by our Chief Executive Officer and reviewed and approved by our Compensation Committee.

        At the start of the new fiscal year 2009, our Compensation Committee met to review the base salary of our Chief Executive Officer. Our Compensation Committee has historically met to review compensation for our Chief Executive Officer at the beginning of each fiscal year and again as part of its typical review of compensation of all our executive officers later in the fiscal year. In connection with its review of the compensation of our Chief Executive Officer that occurs at the start of a fiscal year, our Compensation Committee reviews the company's prior year performance, our Chief Executive Officer's contributions to that performance and other relevant factors, such as compensation paid to chief executive officers of our peer companies. In light of our increase in revenues, profitability and shareholder value and the successful completion of our follow-on public offering in fiscal 2008 and other factors, our Compensation Committee increased the base salary of our Chief Executive Officer from $420,000 to $550,000 as of the start of fiscal 2009. Our Compensation Committee intends to review our Chief Executive Officer's recommendations for the base salaries of our other named executive officers later this year in accordance with the normal annual review cycle.

        Discretionary Cash Incentive Bonuses.    Our Compensation Committee has historically awarded cash bonuses on occasion in recognition of strong company performance or significant individual contributions. Historically, our Compensation Committee has retained the discretion to determine and set individual cash bonus awards after the completion of a fiscal year, and taking into account relevant factors, including the Company's performance and each executive officers individual performance for the prior year.

        In fiscal 2008, our Compensation Committee awarded Mark Kent, our former Chief Financial Officer, a bonus of $40,000 and Kit Tsui a bonus of $18,500, for each of their contribution to our becoming current in our SEC reporting obligations in fiscal 2008. In connection with the hiring of a new Chief Financial Officer in May 2007, we awarded him a sign-on bonus of $25,000 that he was required to repay if he were to voluntarily leave within the first twelve months of his employment. In early fiscal 2009, our Compensation Committee awarded our Chief Executive Officer a cash bonus of $100,000 for the Company's performance in fiscal 2008 and his individual contributions and leadership.

        Long-term Equity Incentive Compensation.    We believe the use of equity-based awards for our executive officers is a strong compensation tool that encourages officers to act in a manner that leads to long-term company success. We believe this type of compensation aligns our executive officers' performance with the interests of our long-term investors by rewarding our officers through equity appreciation. The equity-based incentive program for the entire Company, including executive officers, currently consists of stock option grants and our employee stock purchase program. In determining the number of options to be granted to executive officers, the Committee takes into account the individual's position and scope of responsibility, the vesting period (and thus, retention value)

remaining on the executive's existing options, the executive's ability to affect profitability and stockholder value, the individual's historic and recent job performance and the value of stock options in relation to other elements of total compensation.

        In fiscal 2008, we granted annual retention stock option awards to each of our named executive officers, except for our Senior Vice President, Worldwide Sales, as a form of long-term incentive awards. These stock options vest in accordance with our standard schedule, which provides for vesting over five years at the rate of twenty percent of the shares on the date that is one year after the vesting commencement date specified in the grants and 1/60th of the shares each month thereafter. We hired our Chief Financial Officer in May 2007 and agreed to grant him an option to purchase 120,000 shares of common stock in order to offer additional incentive for him to join us. In February 2008, our Compensation Committee granted our Chief Executive Officer an option to purchase 100,000 shares of common stock in recognition of his performance in 2008. This option was fully vested and exercisable on February 11, 2008.

        In January 2008, our Compensation Committee decided to reprice options that had recently been granted on November 2, 2007 and November 5, 2007. These options originally had an exercise price of either $58.45 or $58.37 and included options held by Chief Executive Officer, our former Chief Financial Officer, current Vice President of Planning and Administration, our Vice President, Engineering and our Vice President, Strategic Marketing and other non-executive employees. In determining to reprice these options our Compensation Committee took into account the retention and incentive value the repricing would have on affected employees and the resulting positive impact on our operations. Options held by our named executive officers were repriced in accordance with the terms offered to other employees holding affected options. The new exercise price of these options was $45.83 per share, which was equal to the closing price of our common stock on The NASDAQ Global Market on the date the repricing was approved by our Compensation Committee.

        Executive officers may also participate in our 2001 Employee Stock Purchase Plan. Our 2001 Employee Stock Purchase Plan is a broad-based stock purchase plan that enables all eligible employees to purchase shares of our common stock at a discounted price in order to share in the future success of the Company. The plan qualifies under section 423 of the Internal Revenue Code and is therefore required to be made available to all employees, including executive officers, serving the requisite numbers of hours. The plan permits employees to acquire shares of our common stock through periodic payroll deductions of up to 10% of total compensation. The price at which all employees may purchase common stock is 85% of the lesser of the fair market value of our common stock at the beginning or end of each 6-month purchase period.

Other supplemental benefits

        In addition to the compensation opportunities we describe above, we also provide our named executive officers and other employees benefits, such as medical insurance, life and disability insurance and our 401(k) Savings/Retirement Plan, in each case on the same basis as other employees.

Section 162(m) Treatment Regarding Performance-Based Equity Awards

        Section 162(m) of the Internal Revenue Code provides that public companies cannot deduct non-performance based compensation paid to certain named executive officers in excess of $1 million per year. These officers include any employee who, as of the close of the taxable year, is the principal executive officer, and any employee whose total compensation for the taxable year is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of such employee being among the three highest compensated officers for that taxable year, other than the principal executive officer or the principal financial officer Our Compensation Committee intends to preserve the deductibility of compensation payable to our executives, although deductibility will be only one of the many factors considered in determining appropriate levels or modes of compensation.

Fiscal 2008 Summary Compensation Table

        The following table sets forth information regarding compensation earned during fiscal 2008 by our Chief Executive Officer, Chief Financial Officer, our former Chief Financial Officer and our other executive officers as of February 2, 2008, who we refer to collectively as our "named executive officers." On February 5, 2007, we appointed Mark R. Kent to serve as our Chief Financial Officer, and Kit Tsui was appointed Vice President of Planning and Administration. We appointed Thomas Gay III to serve as our Chief Financial Officer effective June 1, 2007.

FISCAL 2008 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year		Salary ($)		Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)		Total ($)
Thinh Q. Tran President and Chief Executive Officer	2008 2007		420,538 350,000		100,000 35,000		740,456 709,639	— —	21,583 10,000	(2) (2)	1,282,577 1,104,639
Thomas E. Gay III Chief Financial Officer and Secretary	2008		165,385	(3)	25,000	(4)	295,674	—	433	(5)	486,492
Mark Kent Former Chief Financial Officer	2008		73,703	(6)	25,000	(7)	129,089	40,000	—		267,792
Kit Tsui Former Chief Financial Officer, Current Vice President of Planning and Administration	2008 2007		193,995 179,773		— —		147,125 132,116	18,500 —	769 —	(5)	360,389 311,889
Silvio Perich Senior Vice President, Worldwide Sales	2008 2007	(9)	133,836 178,448		— —		103,019 129,188	— —	280,657 188,641	(8) (8)	517,512 496,277
Jacques Martinella Vice President, Engineering	2008 2007		242,008 223,549		— —		161,322 148,048	— —	962 —	(5)	404,292 371,597
Kenneth Lowe Vice President, Strategic Marketing	2008 2007		192,597 177,844		— —		139,029 126,176	— —	308 —	(5)	331,934 304,020

(1)
Amounts listed in this column represent the compensation expense of option awards recognized by the Company, before forfeitures, under FAS 123R for the corresponding fiscal year, rather than amounts paid to or realized by the named individual, and includes expense recognized in the corresponding fiscal year for awards granted prior to such year. Please refer to the footnotes to our consolidated financial statements in our 2008 Annual Report on Form 10-K and 2007 Annual Report on Form 10-K for the underlying assumptions for this expense. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense recognized by us.

(2)
Represents $20,000 paid for Annual retainer for services on the Board of Directors and $1,583 for 401K match. No 401K match was paid in fiscal 2007.

(3)
Mr. Gay joined us as our Chief Financial Officer on June 1, 2007.

(4)
Represents amount paid as sign on bonus in connection with Mr. Gay's acceptance of employment with us.

(5)
Represents amount paid as 401K match.

(6)
Mr. Kent served as our Chief Financial Officer from February 5, 2007 to May 31, 2007.

(7)
Represents amount paid as sign on bonus in connection with Mr. Kent's acceptance of employment with us

(8)
Represents compensation earned as a result of sales commissions.

(9)
Mr. Perich was on a leave of absence for a portion of the year.

Fiscal 2008 Grants of Plan-Based Awards Table

        The following table shows information regarding stock option awards we granted to the named executive officers during the year ended February 2, 2008. The options granted to our named executive officers in fiscal 2008 were granted under our 2001 Stock Plan.

						All Other Option Awards: Number of Securities Underlying Options(#)(1)
			Estimated Future Payouts under Non-Equity Incentive Plan Awards				Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
Name
	Grant Date		Threshold	Target	Maximum
Thinh Q. Tran President and Chief Executive Officer	11/5/2007	(3)	—	—	—	100,000	$45.83	$3,808,140
Thomas E. Gay III. Chief Financial Officer and Secretary	6/1/2007		—	—	—	120,000	$28.63	$2,199,528
Mark Kent Former Chief Financial Officer	2/5/2007		—	40,000	—	120,000	$26.34	$2,067,696
Kit Tsui Former Chief Financial Officer	11/5/2007	(3)	—	18,500	—	20,000	$45.83	$761,628
Silvio Perich Senior Vice President, Worldwide Sales	—		—	—	—	—	—	—
Jacques Martinella Vice President, Engineering	11/5/2007	(3)	—	—	—	22,000	$45.83	$837,791
Kenneth Lowe Vice President, Strategic Marketing	11/5/2007	(3)	—	—	—	20,000	$45.83	$761,628

(1)
All options listed are exercisable as to 20% of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following four years. The option has a term of ten years, subject to earlier termination in certain events relating to termination of employment.

(2)
Represents the incremental fair value, computed as of January 25, 2008, the date on which the options were repriced, in accordance with FAS 123R. Regardless of the value on the repricing date, the actual value will depend on the market value of our Common Stock on a date in the future when a stock option is exercised.

(3)
Options were repriced on January 25, 2008.

Outstanding Equity Awards At Fiscal Year-End 2008

        The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of February 2, 2008:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date(1)
Thinh Q. Tran President and Chief Executive Officer	50,000 45,833 31,667 64,226 70,000 32,499 32,500 34,000 —	(2) (3) (4) (4)	— — — — 2,000 47,501 82,500 86,000 100,000	$ $ $ $ $ $ $ $ $	2.91 3.50 1.25 1.69 3.40 5.43 9.89 11.06 45.83	3/17/2008 5/31/2010 11/7/2011 (6) (7) (8) (9) 8/25/2016 11/5/2017
Kit Tsui Former Chief Financial Officer	15,000 6,000 20,000 13,750 18,500 18,000 14,583 5,417 5,416 8,499 —	(2) (3) (4) (5)	— — — — — — 417 7,917 13,751 21,501 20,000	$ $ $ $ $ $ $ $ $ $ $	2.91 1.00 5.75 3.50 1.25 1.69 3.40 5.43 9.89 11.06 45.83	3/17/2008 10/8/2008 11/1/2009 5/31/2010 11/7/2011 (10) (11) (12) (13) 8/25/2016 11/5/2017
Thomas E. Gay, III Chief Financial Officer	24,000		96,000		$28.63	6/1/2017
Silvio Perich Senior Vice President, Worldwide Sales	5,000 5,417 5,417 5,416 7,081	(2) (3) (4) (5)	— 417 7,917 13,751 17,919	$ $ $ $ $	1.69 3.40 5.43 9.89 11.06	10/18/2012 (14) (15) (16) 8/25/2016
Jacques Martinella Vice President, Engineering	334 20,000 22,916 6,000 14,583 6,500 6,500 8,499 —	(2) (3) (4) (5)	— — — — 417 9,500 16,500 21,501 22,000	$ $ $ $ $ $ $ $ $	1.00 5.75 3.50 1.69 3.40 5.43 9.89 11.06 45.83	10/8/2008 11/1/2009 5/31/2010 (17) (18) (19) (20) 8/25/2016 11/5/2017
Kenneth Lowe Vice President, Strategic Marketing	10,000 1,000 2,500 2,083 2,500 7,081 —	(2) (3) (4) (5)	— — 417 7,917 13,751 17,919 20,000	$ $ $ $ $ $ $	3.50 1.69 3.40 5.43 9.89 11.06 45.83	5/31/2010 10/18/2012 (21) (22) (23) 8/25/2016 11/5/2017

(1)
Except as otherwise noted, the options have a term of 10 years, subject to earlier termination in certain events relating to termination of employment.

(2)
Exercisable as to 20% of the shares on the first anniversary of 2/20/03, with the remaining shares vesting ratably each month thereafter over the following four years.

(3)
Exercisable as to 20% of the shares on the first anniversary of 8/9/04, with the remaining shares vesting ratably each month thereafter over the following four years.

(4)
Exercisable as to 20% of the shares on the first anniversary of 10/28/05, with the remaining shares vesting ratably each month thereafter over the following four years.

(5)
Exercisable as to 20% of the shares on the first anniversary of 8/25/06, with the remaining shares vesting ratably each month thereafter over the following four years.

(6)
40,986 shares underlying this option expire on 10/18/12. 23,240 shares underlying this option expire on 3/15/08.

(7)
44,000 shares underlying this option expire on 2/20/13. 24,000 shares underlying this option expire on 3/15/08. 4,000 shares underlying this option expire on 3/15/09.

(8)
30,000 shares underlying this option expire on 3/15/08. 30,000 shares underlying this option expire on 3/15/09. 20,000 shares underlying this option expire on 3/15/10.

(9)
30,000 shares underlying this option expire on 3/15/08. 30,000 shares underlying this option expire on 3/15/09. 30,000 shares underlying this option expire on 3/15/10. 25,000 shares underlying this option expire on 3/15/11.

(10)
13,000 shares underlying this option expire on 10/18/12. 5,000 shares underlying this option expire on 3/15/08.

(11)
9,166 shares underlying this option expire on 2/20/13. 5,000 shares underlying this option expire on 3/15/08. 834 shares underlying this option expire on 3/15/09.

(12)
5,000 shares underlying this option expire on 3/15/08. 5,000 shares underlying this option expire on 3/15/09. 3,334 shares underlying this option expire on 3/15/10.

(13)
5,000 shares underlying this option expire on 3/15/08. 5,000 shares underlying this option expire on 3/15/09. 5,000 shares underlying this option expire on 3/15/10. 4,167 shares underlying this option expire on 3/15/11.

(14)
834 shares underlying this option expire on 3/15/09. 5,000 shares underlying this option expire on 2/20/13.

(15)
5,000 shares underlying this option expire on 3/15/08. 5,000 shares underlying this option expire on 3/15/09. 3,334 shares underlying this option expire on 3/15/10.

(16)
5,000 shares underlying this option expire on 3/15/08. 5,000 shares underlying this option expire on 3/15/09. 5,000 shares underlying this option expire on 3/15/10. 4,167 shares underlying this option expire on 3/15/11.

(17)
5,000 shares underlying this option expire on 3/15/2008. 1,000 shares underlying this option expire on 10/18/12.

(18)
5,000 shares underlying this option expire on 3/15/08. 834 shares underlying this option expire on 3/15/09. 9,166 shares underlying this option expire on 2/20/13.

(19)
6,000 shares underlying this option expire on 3/15/08. 6,000 shares underlying this option expire on 3/15/09. 4,000 shares underlying this option expire on 3/15/10.

(20)
6,000 shares underlying this option expire on 3/15/08. 6,000 shares underlying this option expire on 3/15/09. 6,000 shares underlying this option expire on 3/15/10. 5,000 shares underlying this option expire on 3/15/11.

(21)
834 shares underlying this option expire on 3/15/09. 2,083 shares underlying this option expire on 2/20/13.

(22)
1,666 shares underlying this option expire on 3/15/08. 5,000 shares underlying this option expire on 3/15/09. 3,334 shares underlying this option expire on 3/15/10.

(23)
2,084 shares underlying this option expire on 3/15/08. 5,000 shares underlying this option expire on 3/15/09. 5,000 shares underlying this option expire on 3/15/10. 4,167 shares underlying this option expire on 3/15/11.

Fiscal 2008 Option Exercises and Stock Vested

        The following table sets forth the number of shares acquired pursuant to the exercise of options by our named executive officers during fiscal 2008 and the aggregate dollar amount realized by our named executive officers upon exercise of the option:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Thinh Q. Tran President and Chief Executive Officer	741,275	30,376,789
Thomas E. Gay III. Chief Financial Officer and Secretary	—	—
Mark Kent Former Chief Financial Officer	—	—
Kit Tsui Former Chief Financial Officer	127,249	3,942,012
Silvio Perich Senior Vice President, Worldwide Sales	206,665	5,772,546
Jacques Martinella Vice President, Engineering	148,466	5,364,704
Kenneth Lowe Vice President, Strategic Marketing	148,832	5,111,857

    (1)
    The aggregate dollar value realized upon the exercise of an option represents the difference between the market price of the underlying shares on the date of exercise as measured by the closing price on The NASDAQ Global Market and the exercise price of the option, multiplied by the number of shares exercised.

Compensation Committee Interlocks and Insider Participation

        No member of our Compensation Committee was at any time during fiscal 2008 one of our officers or employees. None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The following report has been submitted by the Compensation Committee of our Board of Directors:

        The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this definitive proxy statement on Schedule 14A for our 2008 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended February 2, 2008, each as filed with the Securities and Exchange Commission.

        The foregoing report was submitted by the Compensation Committee of the Board of Directors and shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A promulgated by the Commission or Section 18 of the Securities Exchange Act of 1934.

Respectfully submitted,

William J. Almon
Julien Nguyen
Lung C. Tsai

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee of the Board of Directors is composed of three directors, each of whom qualifies as "independent" under the current listing requirements of The NASDAQ Stock Market. The current members of the Audit Committee are William J. Almon, Julien Nguyen and Lung C. Tsai. The Audit Committee acts pursuant to a written charter.

        In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company's annual financial statements with accounting principles generally accepted in the United States and on management's assessment of and the effectiveness of the Company's internal control over financial reporting. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company's internal control over financial reporting.

        Within this framework, the Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended February 2, 2008. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Statement No. 1, has discussed with the independent registered public accounting firm, Armanino McKenna LLP, the independence of that firm, and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.

        Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended February 2, 2008.

Audit Committee
William J. Almon, Chair Julien Nguyen Lung C. Tsai

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF THE EXCHANGE ACT, EXCEPT TO THE EXTENT SIGMA SPECIFICALLY INCORPORATES BY REFERENCE INTO SUCH FILING.

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed the firm of Armanino McKenna LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2009. Representatives of Armanino McKenna LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        On January 10, 2007, the Audit Committee engaged Armanino McKenna LLP to serve as the Company's independent registered public accounting firm. Grant Thornton LLP served as the Company's independent registered public accounting firm from August 12, 2005 to January 3, 2007. Armanino McKenna LLP audited the Company's financial statements for the fiscal years ended January 29, 2005, January 28, 2006 and February 3, 2007.

  Audit Fees

        The aggregate fees for professional services billed by Grant Thornton LLP and Armanino McKenna LLP, as applicable, in connection with their audit of the Company's consolidated financial statements, their audit of management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, reviews of the consolidated financial statements included in its quarterly reports on Form 10-Q and related statutory and regulatory filings were:

	Grant Thornton LLP	Armanino McKenna LLP
Fiscal Year:
2008	$—	$2,076,000
2007	$325,000	$815,000

  Audit-Related Fees

        The aggregate fees billed by Grant Thornton LLP and Armanino McKenna LLP, as applicable, for assurance and related services related to the performance of their audit and review of the Company's financial statements, including work in connection with the Company's registration statement on Form S-1, that are not included in the "audit fees" above were:

	Grant Thornton LLP	Armanino McKenna LLP
Fiscal Year:
2008	$—	$301,000
2007	$75,000	$287,000

  Tax Fees

        The aggregate fees billed by Grant Thornton LLP and Armanino McKenna LLP, as applicable, for professional services related to tax compliance, tax advice and tax planning were:

	Grant Thornton LLP	Armanino McKenna LLP
Fiscal Year:
2008	$—	$299,000
2007	$27,000	$12,000

        These professional service fees billed by Grant Thornton LLP and Armanino McKenna LLP related to tax compliance work for domestic and international tax filings, consultation on sales, use and franchise tax filings and audits, consultation on foreign statutory compliance.

  All Other Fees

        There were no fees billed by Grant Thornton LLP and Armanino McKenna LLP, as applicable, for any other products and services not included in audit fees, audit-related fees, and tax fees.

Pre-Approval Policies and Procedures

        The Company's Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the Company's independent registered public accounting firm. In connection with these responsibilities, the Company's Audit Committee adopted a policy for pre-approving the services and associated fees of the Company's independent registered public accounting firm. Under this policy, the Audit Committee must pre-approve all audit and audit related services. The policy also mandates that no engagements of the Company's independent registered public accounting firm for non-audit services may be entered into without the express approval of the Audit Committee.

Information Regarding Change of Independent Registered Public Accounting Firm

        On January 3, 2007, Grant Thornton LLP informed the Company of its resignation as the Company's independent registered public accounting firm effective as of that date.

        The Company previously reported in its Form 8-K filed with the Securities and Exchange Commission on September 21, 2006 that the Company's financial statements for the fiscal years ended January 31, 2004, January 29, 2005 and January 28, 2006 should no longer be relied upon. As a result of the September 21, 2006 Form 8-K filing, the report of Grant Thornton LLP on the financial statements of the Company for the fiscal year ended January 28, 2006 and management's report on the effectiveness of internal control over financial reporting as of January 28, 2006 has been withdrawn and should no longer be relied upon. Grant Thornton LLP did not serve as the Company's independent registered public accounting firm for the fiscal years ended January 31, 2004 and January 29, 2005.

        During the fiscal year ended January 28, 2006 and through January 3, 2007, there were no disagreements with Grant Thornton LLP of any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference thereto in its reports and there were no reportable events (as outlined in Regulation S-K Item 304(a)(1)(v)), except for the following:

        In Item 9A of its Annual Report on Form 10-K for the fiscal year ended January 28, 2006, management of the Company reported that it had assessed the effectiveness of the Company's internal control over financial reporting as of January 28, 2006 and had identified the following material weakness in the Company's internal control over financial reporting: inadequate controls to ensure that financial information is adequately analyzed to detect misstatements including the lack of understanding of generally accepted accounting principles, or GAAP, and Securities Exchange Commission, or SEC, reporting matters. This material weakness in the Company's internal control over financial reporting resulted in an adverse opinion from Grant Thornton LLP on the effectiveness of the Company's internal control over financial reporting. For additional details regarding this material weakness, please see the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2006.

        On January 10, 2007, the Company engaged Armanino McKenna LLP to serve as the Company's independent registered public accounting firm. On April 20, 2007, the Company filed with the Securities and Exchange Commission an annual report on Form 10-K, which contained, among other items, restated financial statements for the fiscal years ended January 29, 2005 and January 28, 2006. A report from Armanino McKenna LLP relating to the Company's financial statements for the fiscal years ended January 29, 2005, January 28, 2006 and February 3, 2007 was contained in such Form 10-K.

Required Vote

        Ratification will require the affirmative vote of a majority of the shares present and entitled to vote. Shareholders ratification of the selection of Armanino McKenna LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Armanino McKenna LLP to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

        The Board of Directors recommends a vote "FOR" ratification of Armanino McKenna LLP as the Company's independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of May 1, 2008, as to shares of Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named under "Executive Compensation—Summary Compensation Table" (the "named executive officers") and (iv) all directors and named executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035. The percentage of Common Stock beneficially owned is based on 26,563,552 shares outstanding as of May 1, 2008. In addition, shares issuable pursuant to options or other convertible securities which may be acquired within 60 days of May 1, 2008 are deemed to be issued and outstanding and have been treated as outstanding in calculating determining the beneficial ownership and percentage ownership of those persons possessing such interest, but not for any other individuals.

Named Executive Officers, Directors and Nominees for Director	Shares Beneficially Owned(1)	Percentage Beneficially Owned
Thinh Q. Tran(2)	994,778	3.70%
Thomas E. Gay III(3)	24,000	—
Silvio Perich(4)	11,333	*
Jacques Martinella(5)	94,632	*
Kit Tsui(6)	242,766	*
Kenneth Lowe(7)	24,999	*
William J. Almon(8)	83,297	*
Julien Nguyen(9)	23,475	*
Lung C. Tsai(10)	25,000	*
All directors and executive officers as a group (9 persons)(11)	1,500,280	5.52%

*
Represents less than 1% of our Common Stock.
(1)
The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.
(2)
Includes 340,485 shares issuable upon exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter; and 213,293 shares of Common Stock held by Thinh Q Tran's family trust and 38,000 shares of Common Stock held by his four children's trusts (9,500 shares each). Mr. Tran disclaims beneficial ownership of Common Stock held by these trusts.
(3)
Includes 24,000 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter.
(4)
Includes 8,333 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter.
(5)
Includes 71,250 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter.
(6)
Includes 97,249 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter.
(7)
Includes 24,999 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter.
(8)
Includes 5,000 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter.

(9)
Includes 21,875 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter.
(10)
Includes 25,000 shares issuable upon the exercise of outstanding options which were exercisable at May 1, 2008 or within sixty (60) days thereafter.
(11)
Includes 594,191 shares issuable upon the exercise of outstanding options held by eight (8) officers and directors which were exercisable at May 1, 2008 or within sixty (60) days thereafter.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth required information for the Company's equity compensation plans as of February 2, 2008:

		Weighted- average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(1)(2)(3)
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights
Plan Category
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	3,941,819	$16.78	397,506
Equity Compensation Plans not approved by security holders	—	—	—

Totals	3,941,819	$16.78	397,506

(1)
The 2001 Stock Plan contains a provision that automatically increases the number of shares reserved for issuance on the first day of the Company's fiscal year of each succeeding year by the lesser of (i) 1,000,000 shares, (ii) 4% of our outstanding Common Stock on the first day of the fiscal year or (iii) the number of shares determined by the board of directors. On February 4, 2007, the number of securities remaining available for future issuance under equity compensation plans increased by 916,157 shares.

(2)
The 2001 Employee Stock Purchase Plan contains a provision that automatically increases the number of shares reserved for issuance on the first day of the Company's fiscal year of each succeeding year by the lesser of (i) 500,000 shares, (ii) 2% of our outstanding Common Stock on the first day of the fiscal year or (iii) the number of shares determined by the board of directors. On February 4, 2007, the number of securities remaining available for future issuance under 2001 Employee Stock Purchase Plan increased by 433,078 shares. In a subsequent action, the Board of Directors reduced the number of securities remaining available for future issuance under the 2001 Employee Stock Purchase Plan by 408,078 shares.

(3)
Includes 204,428 shares reserved for future issuance under the 2001 Employee Stock Purchase Plan and 193,078 shares reserved for future issuance under the 2001 Stock Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

        Based solely on our review of the copies of such forms we have received and written representations from certain reporting person that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2008.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

        Proposals of shareholders of the Company that are intended to be presented by a shareholder at the Company's 2009 Annual Meeting must be received by the Secretary of the Company no later than February 7, 2008 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting. Such shareholder must comply with the provisions of the Company's Bylaws and the applicable rules of Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that section.

        If a shareholder intends to submit a proposal at Sigma's 2009 Annual Meeting which is not submitted in time to be eligible for inclusion in the proxy statement relating to that meeting, the shareholder must give timely written notice to the Secretary of Sigma at the principal executive officers of Sigma not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty days from the one year anniversary of the date of the previous year's meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of 120 days in advance of such meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Such shareholder must also comply with any other applicable provisions of the Company's Bylaws and applicable law. If such a shareholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting.

ANNUAL REPORT

        The Company will furnish without charge, upon written request of any person who was a shareholders or beneficial owner of Common Stock at the close of business on May 23, 2008, a copy of the Company's Annual Report on Form 10-K, including the financial statements, the financial statement schedules, and all exhibits. The written request should be sent to: Secretary, Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035.

        Whether you intend to be present at the Annual Meeting or not, we urge you to vote by telephone, the Internet, or by signing and mailing the enclosed proxy promptly.

By order of the Board of Directors
/s/ THINH Q. TRAN
Thinh Q. Tran President and Chief Executive Officer

May 29, 2008

The Board of Directors recommends a vote FOR Items 1 and 2.

Please Mark Here for Address Change or Comments ☐

SEE REVERSE SIDE

Please mark your votes as follows ☒

	FOR ALL	WITHHELD FOR ALL
1. Election of Directors:	☐	☐

Nominees:
01 Thinh Q. Tran,
02 William J. Almon,
03 Julien Nguyen and
04 Lung C. Tsai

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of Armanino McKenna LLP as independent registered public accounting firm of Sigma for the fiscal year 2009.	☐	☐	☐

INSTRUCTION: If you wish to withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted “FOR” all of the director nominees listed above and “FOR” Proposal 2, and as said proxies deem advisable on such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement dated May 29, 2008 and Sigma’s Annual Report to Shareholders.

Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.

Signature	Signature if held jointly	Dated

Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership please sign in partnership name by an authorized person.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/sigm Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

PROXY	PROXY

SIGMA DESIGNS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

May 29, 2008

The undersigned shareholder of Sigma Designs, Inc., or Sigma, hereby appoints Thinh Q. Tran and Thomas E. Gay III and each of them, with power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all the shares of common stock of Sigma held of record by the undersigned on May 23, 2008, at the Annual Meeting of Shareholders of Sigma to be held on Thursday, July 10, 2008 at 3:00 p.m., local time, at Sigma’s principal executive offices at 1778 McCarthy Blvd, Milpitas, California 95035, and any adjournments or postponements thereof.

(Continued, and to be signed on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Important notice regarding the availability of proxy materials for the stockholder meeting to be held July 10, 2008: The Proxy Statement and Annual Report are available at: http://bnymellon.mobular.net/bnymellon/SIGM

QuickLinks

SIGMA DESIGNS, INC.
Notice of Annual Meeting of Shareholders to be held July 10, 2008
Sigma Designs, Inc. 1778 McCarthy Blvd. Milpitas, California 95035 (408) 262-9003
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
IMPORTANT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
Corporate Governance
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
ANNUAL REPORT